UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 26, 2006
Wellman, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10033 (Commission File Number)	04-1671740 (IRS Employer Identification No.)

1041 521 Corporate Center Drive Fort Mill, South Carolina (Address of principal executive offices)	29715 (Zip Code)
Registrant’s telephone number, including area code: (803) 835-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Item 1.01 — Entry into a Material Definitive Agreement.
     On October 20, 2006, Wellman, Inc. and its lenders entered into the First Amendment to the Amended and Restated Credit Agreement.
     Among other things, the amended Credit Agreement:
i.	Facilitates raising mandatory convertible debt,

ii.	Provides more flexible terms relating to foreign subsidiaries, and requires repatriation of cash above a minimum threshold, on sale of foreign subsidiaries, and

iii.	Clarifies/corrects certain terms.
Item 9.01 —Financial Statements and Exhibits.
     99.1 First Amendment to Amended and Restated Credit Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellman, Inc.
October 26, 2006	/s/ Mark J. Ruday
Mark J. Ruday
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit
Number	Description

99.1	First amendment to amended and restated credit agreement.

4